EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Michael R. Corboy, 8111 Preston Road, Suite 712, Dallas, Texas 75225, do hereby appoint Mark J. Bonney, vice president, finance and administration, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 1998, and any amendments thereto, to be filed by Zygo Corporation under
Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of July 1998.


                                        /s/ MICHAEL CORBOY
                                        ---------------------
                                        Michael R. Corboy


STATE OF TEXAS, COUNTY OF DALLAS ss.:

     On the 20th day of July 1998, before me personally came Michael R. Corboy to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                        /s/ EDITH JONES
                                        ---------------------
                                        Notary Public

                                             EDITH JONES
                                        My commission expires
                                          November 30, 2000

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Paul F. Forman, 15 Flying Point Road, Stony Creek, Connecticut 06405, do hereby appoint Mark J. Bonney, vice president, finance and administration, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 1998, and any amendments thereto, to be filed by Zygo Corporation under Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

     IN WITNESS WHEREOF, I have hereunto signed my name this 21 day of July
1998.

                                         /s/ PAUL FORMAN
                                         -----------------------
                                         Paul F. Forman


STATE OF CONNECTICUT, COUNTY OF NEW HAVEN ss.:

     On the 21st day of July 1998, before me personally came Paul F. Forman to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                        /s/ JOYCE A.GOLDBERG
                                        -----------------------
                                        Notary Public

                                        Joyce A. Goldberg
                               Notary Public, State of Connecticut
                               My commission expires Dec. 31, 2001

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Seymour E. Liebman, Canon U.S.A., One Canon Plaza, Lake Success, New York 11042, do hereby appoint Mark J. Bonney, vice president, finance and administration, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 1998, and any amendments thereto, to be filed by Zygo Corporation under
Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

     IN WITNESS WHEREOF, I have hereunto signed my name this 22nd day of July 1998.

                                        /s/ SEYMOUR E. LIEBMAN
                                        ---------------------------
                                        Seymour E. Liebman


STATE OF NEW YORK, COUNTY OF NASSAU ss.:

     On the 23rd day of July 1998, before me personally came Seymour E. Liebman to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                          /s/ RUTH WEINSTEIN
                                          ----------------------------
                                          Notary Public

                                            RUTH WEINSTEIN
                                   Notary Public, State of New York
                                           No. 01WE4734936
                                      Qualified in Nassau County
                                   Commission expires Jan. 31, 2000

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Robert G. McKelvey, George McKelvey Co., Inc., 529 Washington Boulevard, Sea Girt, New Jersey 08759, do hereby appoint Mark J. Bonney, vice president, finance and administration, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 1998, and any amendments thereto, to be filed by Zygo Corporation under Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

     IN WITNESS WHEREOF, I have hereunto signed my name this 22nd day of July 1998.

                                        /s/ ROBERT G. McKELVEY
                                        ---------------------------------
                                        Robert G. McKelvey


STATE OF NEW JERSEY, COUNTY OF MONMOUTH ss.:

     On the 22nd day of July 1998, before me personally came Robert G. McKelvey to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                             /s/ MARGARET CAMPBELL
                                             -----------------------------
                                             Notary Public

                                          Margaret Campbell
                                      Notary Public of New Jersey
                                   Commission Expires March 19, 2001

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Paul W. Murrill, 206 Sunset Boulevard, Baton Rouge, Louisiana 70808, do hereby appoint Mark J. Bonney, vice president, finance and administration, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 1998, and any amendments thereto, to be filed by Zygo Corporation under Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

     IN WITNESS WHEREOF, I have hereunto signed my name this 17 day of July
1998.

                                        /s/ PAUL W. MURRILL
                                        ---------------------------------
                                        Paul W. Murrill


STATE OF LOUISIANA, PARISH OF E BATON ROUGE ss.:

         On the 17th day of July 1998, before me personally came Paul W. Murrill to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.



                                              /s/ SHARON M. TAYLOR
                                         -------------------------------
                                         Notary Public, SHARON M. TAYLOR

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, John R. Rockwell, Harbour Ridge, 12790 Mariner Court, Palm City, Florida 34990, do hereby appoint Mark J. Bonney, vice president, finance and administration, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 1998, and any amendments thereto, to be filed by Zygo Corporation under
Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

     IN WITNESS WHEREOF, I have hereunto signed my name this 17 day of July
1998.

                                        /s/ JOHN R. ROCKWELL
                                        ------------------------------
                                        John R. Rockwell


STATE OF MAINE, COUNTY OF YORK ss.:

         On the 17 day of July 1998, before me personally came John R. Rockwell to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                        /s/ TERRY RONDEAU
                                        --------------------------
                                        Notary Public

                                              TERRY RONDEAU
                                      NOTARY PUBLIC, STATE OF MAINE
                                   My Commission Expires April 20, 2003

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Robert B. Taylor, North College, Wesleyan University, Middletown, Connecticut 06459, do hereby appoint Mark J. Bonney, vice president, finance and administration, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 1998, and any amendments thereto, to be filed by Zygo Corporation under
Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

     IN WITNESS WHEREOF, I have hereunto signed my name this 17th day of July 1998.

                                        /s/ ROBERT B. TAYLOR
                                        -----------------------------
                                        Robert B. Taylor


STATE OF CONNECTICUT, COUNTY OF MIDDLESEX ss.:

     On the 17th day of July 1998, before me personally came Robert B. Taylor to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                       /s/ EVA M. BRYANT
                                       ---------------------------------------
                                       Notary Public

                                       EVA M. BRYANT
                                    MY COMMISSION EXP.
                                         6/30/2003